UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 26, 2007

FULTON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation )	0-10587 (Commission File Number)	23-2195389 (IRS Employer Identification No.)
One Penn Square
P.O. Box 4887
Lancaster, Pennsylvania 17604
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (717) 291-2411
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Purchase Agreement
     On April 26, 2007, Fulton Financial Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Keefe, Bruyette & Woods, Inc., for itself and as Representative (as defined in the Purchase Agreement) of the other underwriters named therein, with respect to the Company’s issuance and sale in an underwritten public offering (the “Offering”) of $100,000,000 aggregate principal amount of 5.75% Subordinated Notes due 2017 (the “Subordinated Notes”). The purchase price to the Company for the Subordinated Notes was 99.064%. The Subordinated Notes sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s automatic registration statement on Form S-3ASR (File No. 333-130718), as amended by the Post-Effective Amendment No. 2 thereto, filed with the Securities and Exchange Commission on April 25, 2007 (the “Registration Statement”).
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Indenture; First Supplemental Indenture
     On May 1, 2007, the Company and Wilmington Trust Company, as trustee (the “Trustee”), entered into an indenture (the “Indenture”) providing for an unlimited aggregate principal amount of notes to be authenticated and issued thereunder. The form of the Indenture was filed as an exhibit to the Registration Statement. In addition, on May 1, 2007, the Company and the Trustee entered into a First Supplemental Indenture (the “First Supplemental Indenture”), which sets forth the terms of the series of notes designated “5.75% Subordinated Notes due 2017.”
     The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) — (c) Not applicable.
(d) Exhibits.
     Exhibit No.
     Exhibit 1.1 Purchase Agreement, dated April 26, 2007, by and among the Company and the underwriters named therein.
     Exhibit 4.1 Supplemental Indenture, dated May 1, 2007, by and between the Company and the Trustee.

     Exhibit 5.1 Legal opinion of Thacher Proffitt & Wood LLP, dated May 1, 2007, regarding legality of the notes issued.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation
Dated: May 1, 2007	By:	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 1.1	Purchase Agreement, dated April 26, 2007, by and among the Company and the underwriters named therein.

Exhibit 4.1	Supplemental Indenture, dated May 1, 2007, by and between the Company and the Trustee.

Exhibit 5.1	Legal opinion of Thacher Proffitt & Wood LLP, dated May 1, 2007, regarding legality of the Subordinated Notes issued.

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